SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 9, 2002

                          MERRILL LYNCH DEPOSITOR, INC.
                 (on behalf of PreferredPLUS Trust Series ELP-1)
             (Exact name of registrant as specified in its charter)


           Delaware                 333-68854-04                 13-3891329
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
       of incorporation)                                     Identification No.)


         World Financial Center
           New York, New York                                       10281
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000




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INFORMATION TO BE INCLUDED IN REPORT

Item 1.    Changes in Control of Registrant

                  Not Applicable.

Item 2.    Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.    Bankruptcy or Receivership

                  Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.    Other Events

                  On April 9, 2002, PreferredPLUS Trust Series ELP-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 400,000 additional Class B Trust Certificates.

                  In connection therewith, the Depositor entered into an Amendment to Series Supplement dated as of April 9, 2002, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends the PreferredPlus Trust Certificates Series ELP-1 Supplement, dated as of March 25, 2002, by and between the Depositor, the Trustee and Securities Intermediary, which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.    Resignation of Registrant's Directors

                  Not Applicable.


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Item 7.    Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.

                  (c)      Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                     Description
-----------                     -----------

1.2           Supplemental Terms Agreement between Merrill Lynch Depositor, Inc.
              and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated April 4, 2002.

4.2 Amendment to PreferredPLUS Trust Certificates Series ELP-1 Series Supplement, dated as of April 9, 2002, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.    Change in Fiscal Year

                  Not Applicable.

Item 9.    Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.


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


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.


Date:  April 9, 2002                        By: /s/ Barry N. Finkelstein
                                                --------------------------------
                                                Name:  Barry N. Finkelstein
                                                Title: President



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                                INDEX TO EXHIBITS


Exhibit No.                      Description
-----------                      -----------

1.2           Supplemental Terms Agreement between Merrill Lynch Depositor, Inc.
              and Merril Lynch, Pierce, Fenner & Smith, Incorporated dated April 4, 2002.

4.2 Amendment to Series Supplement for PreferredPLUS Trust Certificates Series ELP-1, dated as of April 9, 2002, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.